Exhibit 99.2 Supplemental Financial Information For the Quarter Ended December 31, 2023 The Company’s supplemental financial information and other data presented herein speaks only as of the date or period indicated (or as of the date posted, as the case may be), and the Company does not undertake any obligation, and disclaims any duty, to update any of this information. The Company’s future financial performance is subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The factors that could affect the Company's future financial results are discussed more fully in our reports filed with the SEC. Readers are advised to refer to these reports for additional information concerning the Company. Readers are also advised that the Company’s historical performance may not be indicative of future results. In addition, the information contained herein does not constitute an offer to sell or a solicitation to buy any of the Company’s securities.

CoreCivic, Inc. Supplemental Financial Information For the Quarter Ended December 31, 2023 TABLE OF CONTENTS Financial Highlights & 2023 Guidance Summary 1 Consolidated Balance Sheets 2 Consolidated Statements of Operations 3 Reconciliation of Basic to Diluted Earnings Per Share 4 Calculation of Adjusted Diluted Earnings Per Share 5 Funds From Operations 6 EBITDA 7 Selected Financial Information 8 Segment Data 9 Analysis of Outstanding Debt 11 Selected Operating Ratios and Other Financial Data 12 Partner Information 13 Facility Portfolio 14 Analyst Coverage 22 Damon T. Hininger, President and Chief Executive Officer David M. Garfinkle, Chief Financial Officer 5501 Virginia Way Brentwood, TN 37027 Tel.: (615) 263-3000 Fax: (615) 263-3010

1 of 22 FINANCIAL HIGHLIGHTS (Unaudited and amounts in thousands, except per share amounts) For the Three Months Ended For the Twelve Months Ended December 31, December 31, 2023 2022 2023 2022 Diluted EPS $ 0 .23 $ 0.21 $ 0.59 $ 1 .03 Adjusted Diluted EPS $ 0.23 $ 0.22 $ 0.61 $ 0.57 Normalized FFO Per Share $ 0.45 $ 0 .42 $ 1 .47 $ 1.39 AFFO Per Share $ 0.38 $ 0 .38 $ 1.44 $ 1.33 TTM Debt Leverage 2 .8x 3 .2x 2.8x 3.2x Fixed Charge Coverage Ratio 4 .7x 4.0x 3.8x 3 .2x GUIDANCE SUMMARY (Unaudited and amounts in thousands, except per share amounts) Full Year 2024 Low-End High-End Net income $ 6 5,000 $ 8 0,000 Depreciation and amortization of real estate assets 98,250 99,250 Funds From Operations $ 1 63,250 $ 1 79,250 Maintenance capital expenditures on real estate assets (31,000) (30,000) Stock-based compensation 2 1,000 2 1,000 Other non-cash revenue and expenses and non-cash interest 5 ,000 5 ,000 Adjusted Funds From Operations $ 1 58,250 $ 1 75,250 Diluted EPS $ 0 .58 $ 0 .72 FFO per diluted share $ 1 .46 $ 1 .61 AFFO per diluted share $ 1 ..42 $ 1 .57 Net income $ 65,000 $ 80,000 Interest expense 7 9,000 7 8,000 Depreciation and amortization 1 26,500 126,500 Income tax expense 2 9,750 2 8,750 EBITDA $ 300,250 $ 3 13,250 Capital Expenditures Maintenance on real estate assets $ 30,000 $ 31,000 Information technology and other assets 32,000 3 5,000 Other capital investments 7 ,000 9,000 Total capital expenditures $ 6 9,000 $ 75,000

2 of 22 CONSOLIDATED BALANCE SHEETS (Unaudited and amounts in thousands, except per share amounts) December 31, September 30, June 30, March 31, December 31, 2023 2023 2023 2023 2022 ASSETS Cash and cash equivalents $ 121,845 $ 103,697 $ 41,840 $ 51,463 $ 149,401 Restricted cash 7,111 14,214 13,256 13,713 12,764 Accounts receivable, net of credit loss reserve 312,174 269,416 261,539 256,175 312,435 Prepaid expenses and other current assets 26,304 32,638 37,087 27,685 32,134 Assets held for sale 7,480 - - 6,936 6,936 Total current assets 474,914 419,965 353,722 355,972 513,670 Real estate and related assets: Property and equipment, net 2,114,522 2,127,800 2,141,714 2,153,252 2,176,098 Other real estate assets 201,561 204,096 204,850 206,736 208,181 Goodwill 4,844 4,844 4,844 4,844 4,844 Other assets 309,558 311,903 322,651 334,598 341,976 Total assets $ 3,105,399 $ 3,068,608 $ 3,027,781 $ 3,055,402 $ 3,244,769 LIABILITIES AND STOCKHOLDERS' EQUITY Accounts payable and accrued expenses $ 285,857 $ 290,385 $ 260,395 $ 259,432 $ 285,226 Current portion of long-term debt, net 11,597 13,982 13,243 12,506 165,525 Total current liabilities 297,454 304,367 273,638 271,938 450,751 Long-term debt, net 1,083,476 1,055,588 1,058,816 1,092,623 1,084,858 Deferred revenue 18,315 18,869 20,109 21,350 22,590 Non-current deferred tax liabilities 96,915 98,124 95,674 101,183 99,618 Other liabilities 131,673 133,358 140,408 148,576 154,544 Total liabilities 1,627,833 1,610,306 1,588,645 1,635,670 1,812,361 Commitments and contingencies Common stock - $0.01 par value 1,127 1,136 1,136 1,137 1,150 Additional paid-in capital 1,785,286 1,792,481 1,787,207 1,782,632 1,807,689 Accumulated deficit (308,847) (335,315) (349,207) (364,037) (376,431) Total stockholders' equity 1,477,566 1,458,302 1,439,136 1,419,732 1,432,408 Total liabilities and equity $ 3,105,399 $ 3,068,608 $ 3,027,781 $ 3,055,402 $ 3,244,769

3 of 22 CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited and amounts in thousands, except per share amounts) For the Three Months Ended For the Twelve Months Ended December 31, December 31, 2023 2022 2023 2022 REVENUE: Safety $ 448,704 $ 430,247 $ 1,731,421 $ 1 ,684,035 Community 30,499 2 6,994 115,068 1 03,263 Properties 1 1,987 1 4,169 49,875 5 7,873 Other 56 23 271 158 Total revenue 4 91,246 4 71,433 1 ,896,635 1,845,329 EXPENSES: Operating: Safety 341,426 3 26,095 1 ,356,496 1 ,313,567 Community 23,007 2 2,485 9 1,895 8 6,016 Properties 4 ,077 3,121 13,829 1 3,682 Other 52 268 210 527 Total operating expenses 368,562 351,969 1 ,462,430 1 ,413,792 General and administrative 36,866 3 4,892 136,084 1 27,700 Depreciation and amortization 3 2,133 31,688 127,316 127,906 Shareholder litigation expense - - - 1,900 Asset impairments - 879 2 ,710 4 ,392 437,561 4 19,428 1,728,540 1 ,675,690 OTHER INCOME (EXPENSE): Interest expense, net (17,655) (19,593) (7 2,960) (84,974) Expenses associated with debt repayments and refinancing transactions (360) (4 89) (686) (8 ,077) Gain on sale of real estate assets, net 455 579 798 8 7,728 Other income (expense) 619 52 576 986 INCOME BEFORE INCOME TAXES 36,744 32,554 9 5,823 1 65,302 Income tax expense (10,276) (8,117) (2 8,233) (42,982) NET INCOME $ 26,468 $ 24,437 $ 67,590 $ 122,320 BASIC EARNINGS PER SHARE $ 0 .23 $ 0.21 $ 0 .59 $ 1 .03 DILUTED EARNINGS PER SHARE $ 0.23 $ 0 .21 $ 0 .59 $ 1 .03

4 of 22 RECONCILIATION OF BASIC TO DILUTED EARNINGS PER SHARE (Unaudited and amounts in thousands, except per share amounts) For the Three Months Ended For the Twelve Months Ended December 31, December 31, 2023 2022 2023 2022 Basic: Net income $ 2 6,468 $ 24,437 $ 6 7,590 $ 122,320 Diluted: Net income $ 26,468 $ 24,437 $ 6 7,590 $ 1 22,320 Basic: Weighted average common shares outstanding-basic 113,440 1 14,982 1 13,798 1 18,199 Diluted: Weighted average common shares outstanding-basic 1 13,440 1 14,982 1 13,798 118,199 Effect of dilutive securities: Restricted stock-based awards 1,346 1 ,274 852 899 Weighted average shares and assumed conversions-diluted 1 14,786 1 16,256 1 14,650 1 19,098 Basic earnings per share $ 0 .23 $ 0 .21 $ 0.59 $ 1 .03 Diluted earnings per share $ 0.23 $ 0.21 $ 0.59 $ 1 ..03

5 of 22 CALCULATION OF ADJUSTED DILUTED EARNINGS PER SHARE (Unaudited and amounts in thousands, except per share amounts) For the Three Months Ended For the Twelve Months Ended December 31, December 31, 2023 2022 2023 2022 Net income $ 26,468 $ 24,437 $ 67,590 $ 122,320 Special items: Expenses associated with debt repayments and refinancing transactions 360 489 686 8 ,077 Income tax expense associated with change in corporate tax structure - - 930 - Gain on sale of real estate assets, net (4 55) (579) (798) (8 7,728) Shareholder litigation expense - - - 1 ,900 Asset impairments - 879 2 ,710 4,392 Income tax expense (benefit) for special items 26 (205) (758) 1 9,338 Adjusted net income $ 26,399 $ 2 5,021 $ 7 0,360 $ 6 8,299 Weighted average common shares outstanding - basic 1 13,440 114,982 113,798 118,199 Effect of dilutive securities: Restricted stock-based awards 1,346 1,274 852 899 Weighted average shares and assumed conversions - diluted 1 14,786 1 16,256 1 14,650 1 19,098 Adjusted Earnings Per Basic Share $ 0 .23 $ 0.22 $ 0.62 $ 0 .58 Adjusted Earnings Per Diluted Share $ 0.23 $ 0 .22 $ 0.61 $ 0.57

6 of 22 FUNDS FROM OPERATIONS (Unaudited and amounts in thousands, except per share amounts) For the Three Months Ended For the Twelve Months Ended December 31, December 31, 2023 2022 2023 2022 FUNDS FROM OPERATIONS: Net income $ 26, 468 $ 24,437 $ 67,590 $ 122,320 Depreciation and amortization of real estate assets 24,870 24, 092 98, 076 96, 917 Impairment of real estate assets - 879 - 4,392 Gain on sale of real estate assets, net (455) (579) (798) (87,728) Income tax expense (benefit) for special items 126 (78) 226 21,995 Funds From Operations $ 51,009 $ 48,751 $ 165, 094 $ 157,896 Expenses associated with debt repayments and refinancing transactions 360 489 686 8,077 Income tax expense associated with change in corporate tax structure - - 930 - Shareholder litigation expense - - - 1, 900 Other asset impairments - - 2, 710 - Income tax benefit for special items (100) (127) (984) (2,657) Normalized Funds From Operations $ 51,269 $ 49,113 $ 168, 436 $ 165,216 Maintenance capital expenditures on real estate assets (14,973) (14,202) (33,320) (31,557) Stock-based compensation 5,318 5, 861 20,760 17, 568 Amortization of debt costs 1, 008 1, 222 4, 446 5, 643 Other non-cash revenue and expenses 1, 177 1, 831 4, 729 1,588 Adjusted Funds From Operations $ 43,799 $ 43,825 $ 165,051 $ 158,458 FUNDS FROM OPERATIONS PER DILUTED SHARE $ 0. 44 $ 0. 42 $ 1.44 $ 1. 33 NORMALIZED FUNDS FROM OPERATIONS PER DILUTED SHARE $ 0. 45 $ 0. 42 $ 1. 47 $ 1.39 ADJUSTED FUNDS FROM OPERATIONS PER DILUTED SHARE $ 0. 38 $ 0. 38 $ 1. 44 $ 1. 33 FFO and AFFO are widely accepted supplemental non-GAAP measures utilized to evaluate the performance of real estate companies following the standards established by the National Association of Real Estate Investment Trusts (NAREIT). The Company believes that FFO and AFFO are important operating measures that supplement discussion and analysis of the Company's results of operations and are used to review and assess operating performance of the Company and its properties and their management teams. NAREIT defines FFO as net income computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property and extraordinary items, plus depreciation and amortization of real estate and impairment of depreciable real estate and after adjustments for unconsolidated partnerships and joint ventures calculated to reflect FFO on the same basis. As a company with extensive real estate holdings, we believe FFO and FFO per share are important supplemental measures of our operating performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs and other real estate operating companies many of which present FFO and FFO per share when reporting results. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), this accounting presentation assumes that the value of real estate assets diminishes at a level rate over time. Because of the unique structure, design and use of the Company's properties, management believes that assessing performance of the Company's properties without the impact of depreciation or amortization is useful. The Company may make adjustments to FFO from time to time for certain other income and expenses that it considers non-recurring, infrequent or unusual, even though such items may require cash settlement, because such items do not reflect a necessary or ordinary component of the ongoing operations of the Company. Normalized FFO excludes the effects of such items. The Company calculates AFFO by adding to Normalized FFO non-cash expenses such as the amortization of deferred financing costs and stock-based compensation, and by subtracting from Normalized FFO recurring real estate expenditures that are capitalized and then amortized, but which are necessary to maintain a real estate operating company's properties and its revenue stream. Some of these capital expenditures contain a discretionary element with respect to when they are incurred, while others may be more urgent. Therefore, these capital expenditures may fluctuate from quarter to quarter, depending on the nature of the expenditures required, seasonal factors such as weather, and budgetary conditions. Other companies may calculate FFO, Normalized FFO, and AFFO differently than the Company does, or adjust for other items, and therefore comparability may be limited. FFO, Normalized FFO, and AFFO and their corresponding per share measures are not measures of performance under GAAP, and should not be considered as an alternative to cash flows from operating activities, a measure of liquidity or an alternative to net income as indicators of the Company's operating performance or any other measure of performance derived in accordance with GAAP. This data should be read in conjunction with the Company's consolidated financial statements and related notes included in its filings with the Securities and Exchange Commission.

7 of 22 EBITDA, ADJUSTED EBITDA, AND RECONCILIATION TO AFFO (Unaudited and amounts in thousands) For the Three Months Ended For the Twelve Months Ended December 31, December 31, 2023 2022 2023 2022 EBITDA CALCULATION: Net income $ 26,468 $ 24,437 $ 67,590 $ 122,320 Interest expense 21,228 22,712 85,265 95,851 Depreciation and amortization 32,133 31,688 127,316 127,906 Income tax expense 10,276 8,117 28,233 42,982 EBITDA 90,105 86,954 308,404 389,059 Expenses associated with debt repayments and refinancing transactions 360 489 686 8,077 Gain on sale of real estate assets, net (455) (579) (798) (87,728) Shareholder litigation expense - - - 1,900 Asset impairments - 879 2,710 4,392 ADJUSTED EBITDA $ 90,010 $ 87,743 $ 311,002 $ 315,700 Adjusted EBITDA $ 90,010 $ 87,743 $ 311,002 $ 315,700 EBITDA from unrestricted subsidiaries (2,430) (2,474) (9,871) (9,993) RESTRICTED ADJUSTED EBITDA $ 87,580 $ 85,269 $ 301,131 $ 305,707 EBITDA TO AFFO RECONCILIATION: Adjusted EBITDA $ 90,010 $ 87,743 $ 311,002 $ 315,700 Maintenance capital expenditures on real estate assets (14,973) (14,202) (33,320) (31,557) Depreciation and amortization of non-real estate assets (7,263) (7,596) (29,240) (30,989) Interest expense (21,228) (22,712) (85,265) (95,851) Income tax expense (10,276) (8,117) (28,233) (42,982) Income tax expense associated with change in corporate tax structure - - 930 - Income tax expense (benefit) for special items 26 (205) (758) 19,338 Stock-based compensation 5,318 5,861 20,760 17,568 Amortization of debt costs 1,008 1,222 4,446 5,643 Other non-cash revenue and expenses 1,177 1,831 4,729 1,588 Adjusted Funds From Operations $ 43,799 $ 43,825 $ 165,051 $ 158,458

8 of 22 SELECTED FINANCIAL INFORMATION (Unaudited and amounts in thousands, except per share amounts) December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 BALANCE SHEET: Property and equipment $ 3,935,537 $ 3,926,475 $ 3,912,719 $ 3,897,035 $ 3,892,381 Accumulated depreciation and amortization (1,821,015) (1,798,675) (1,771,005) (1,743,783) (1,716,283) Property and equipment, net $ 2,114,522 $ 2,127,800 $ 2,141,714 $ 2,153,252 $ 2,176,098 Assets held for sale $ 7,480 $ - $ - $ 6,936 $ 6,936 Total assets $ 3,105,399 $ 3,068,608 $ 3,027,781 $ 3,055,402 $ 3,244,769 Maintenance & technology capital expenditures for the quarter ended $ 25,624 $ 15,826 $ 16,180 $ 6,223 $ 24,926 Growth capital expenditures for the quarter ended $ 1,882 $ 1,739 $ 275 $ - $ 6,371 Total debt $ 1,106,691 $ 1,081,131 $ 1,084,250 $ 1,118,356 $ 1,264,522 Equity book value $ 1,477,566 $ 1,458,302 $ 1,439,136 $ 1,419,732 $ 1,432,408 LIQUIDITY: Cash and cash equivalents $ 121,845 $ 103,697 $ 41,840 $ 51,463 $ 149,401 Availability under revolving credit facility $ 257,134 $ 232,634 $ 232,634 $ 222,574 $ 233,236 CAPITALIZATION: Common shares outstanding 112,733 113,605 113,605 113,685 114,988 Common share price at end of period $ 14.53 $ 11.25 $ 9.41 $ 9.20 $ 11.56 Market value of common equity at end of period $ 1,638,010 $ 1,278,056 $ 1,069,023 $ 1,045,902 $ 1,329,261 Total equity market capitalization $ 1,638,010 $ 1,278,056 $ 1,069,023 $ 1,045,902 $ 1,329,261 Total market capitalization (market value of equity plus debt) $ 2,744,701 $ 2,359,187 $ 2,153,273 $ 2,164,258 $ 2,593,783 EBITDA $ 90,105 $ 72,787 $ 71,835 $ 73,677 $ 86,954 ADJUSTED EBITDA $ 90,010 $ 75,229 $ 72,086 $ 73,677 $ 87,743 NORMALIZED FUNDS FROM OPERATIONS $ 51,269 $ 40,462 $ 37,826 $ 38,879 $ 49,113 Normalized funds from operations per diluted share $ 0.45 $ 0.35 $ 0.33 $ 0.34 $ 0.42 ADJUSTED FUNDS FROM OPERATIONS $ 43,799 $ 42,259 $ 35,965 $ 43,028 $ 43,825 Adjusted funds from operations per diluted share $ 0.38 $ 0.37 $ 0.32 $ 0.37 $ 0.38

9 of 22 SEGMENT DATA (Unaudited and amounts in thousands, except per share amounts) For the Three Months Ended December 31, For the Twelve Months Ended December 31, 2023 2022 2023 2022 NET OPERATING INCOME: Revenue Safety $ 4 48,704 $ 4 30,247 $ 1,731,421 $ 1 ,684,035 Community 3 0,499 26,994 1 15,068 103,263 Properties 1 1,987 1 4,169 4 9,875 5 7,873 Other 56 23 271 158 Total revenues 4 91,246 471,433 1,896,635 1 ,845,329 Operating Expenses Safety 3 41,426 3 26,095 1 ,356,496 1 ,313,567 Community 23,007 2 2,485 91,895 8 6,016 Properties 4,077 3 ,121 13,829 13,682 Other 52 268 210 527 Total operating expenses 368,562 351,969 1 ,462,430 1,413,792 Net Operating Income Safety 107,278 104,152 374,925 370,468 Community 7,492 4,509 2 3,173 17,247 Properties 7,910 11,048 36,046 44,191 Other 4 (245) 61 (369) Total net operating income $ 1 22,684 $ 119,464 $ 4 34,205 $ 4 31,537 SAFETY AND COMMUNITY FACILITIES: Number of days per period 92 92 365 365 Average available beds 6 9,398 72,580 7 0,647 73,165 Average compensated occupancy 74.0% 71.1% 71.6% 70.3% Total compensated man-days 4 ,722,699 4,744,354 1 8,456,656 1 8,777,625 Revenue per compensated man-day $ 99.63 $ 94.42 $ 9 8.06 $ 93.26 Operating expenses per compensated man-day: Fixed expense 55.20 5 0.79 55.40 51.41 Variable expense 20.17 20.84 2 1.19 21.31 Total 75.37 7 1.63 7 6.59 7 2.72 Operating income per compensated man-day $ 24.26 $ 2 2.79 $ 21.47 $ 2 0.54 Operating margin 24.4% 24.1% 21.9% 22.0%

10 of 22 SEGMENT DATA (Unaudited and amounts in thousands, except per share amounts) For the Three Months Ended December 31, For the Twelve Months Ended December 31, 2023 2022 2023 2022 CORECIVIC SAFETY FACILITIES: Facility revenue $ 4 48,704 $ 4 30,247 $ 1 ,731,421 $ 1,684,035 Operating expenses: Fixed expense 249,507 230,637 978,561 925,622 Variable expense 91,919 95,458 377,935 387,945 Total 341,426 326,095 1,356,496 1,313,567 Facility net operating income $ 107,278 $ 1 04,152 $ 3 74,925 $ 3 70,468 Average available beds 64,729 67,711 6 5,978 6 8,296 Average compensated occupancy 74.7% 72.0% 72.2% 71.2% Total compensated man-days 4,449,071 4,482,937 17,396,574 1 7,754,704 Revenue per compensated man-day $ 100.85 $ 9 5.97 $ 9 9.53 $ 94.85 Operating expenses per compensated man-day: Fixed 56.08 5 1.45 56.25 52.13 Variable 2 0.66 21.29 21.72 2 1.85 Total 76.74 72.74 77.97 7 3.98 Operating income per compensated man-day $ 2 4.11 $ 23.23 $ 2 1.56 $ 2 0.87 Operating margin 23.9% 24.2% 21.7% 22.0% CORECIVIC COMMUNITY FACILITIES: Facility revenue (1) $ 2 1,799 $ 1 7,715 $ 7 8,422 $ 6 7,084 Operating expenses: (1) Fixed expense 11,184 10,351 43,993 39,732 Variable expense 3,334 3,432 13,108 12,209 Total 14,518 13,783 57,101 51,941 Facility net operating income $ 7 ,281 $ 3 ,932 $ 21,321 $ 1 5,143 Average available beds 4,669 4 ,869 4 ,669 4,869 Average compensated occupancy 63.7% 58.4% 62.2% 57.6% Total compensated man-days 273,628 2 61,417 1 ,060,082 1 ,022,921 Revenue per compensated man-day $ 79.67 $ 6 7.77 $ 7 3.98 $ 6 5.58 Operating expenses per compensated man-day: Fixed expense 40.87 39.60 41.50 3 8.84 Variable expense 1 2.18 1 3.13 12.37 1 1.94 Total 53.05 5 2.73 5 3.87 50.78 Operating income per compensated man-day $ 26.62 $ 15.04 $ 20.11 $ 1 4.80 Operating margin 33.4% 22.2% 27.2% 22.6% (1) Our CoreCivic Community segment includes the operating results of residential reentry centers we operate during each period, along with the operating results of our non-residential correctional alternative services. However, the facility revenue and operating expenses in this table, and the corresponding per compensated man-day amounts, of CoreCivic Community include only those related to the operation of the residential reentry centers. For the three months ended December, 2023 and 2022, our alternative services generated revenue of $8.7 million and $9.3 million, respectively, and incurred operating expenses of $8.5 million and $8.7 million, respectively. For the twelve months ended December 31, 2023 and 2022, our alternative services generated revenue of $36.7 million and $36.2 million, respectively, and incurred operating expenses of $34.8 million and $34.1 million, respectively.

11 of 22

ANALYSIS OF OUTSTANDING DEBT
(Unaudited and amounts in thousands)

	Outstanding Balance 12/31/2022	Outstanding Balance 12/31/2023	Stated Interest Rate	Effective Interest Rate [1]	Maturity Date	Callable/ Redeemable
Fixed Rate:						
Senior Unsecured Notes Issued 2013	$ 153,754	$ -	4.625%	-	-	The 4.625% Senior Notes were redeemed on February 1, 2023 at a redemption price equal to 100% of the principal amount of the outstanding 4.625% Senior Notes, which amounted to $153.8 million, plus accrued and unpaid interest to, but not including, the redemption date.
Senior Unsecured Notes Issued 2017	250,000	243,068	4.75%	4.91%	October 2027	Prior to July 15, 2027, redeemable at a "make-whole" redemption price, plus accrued and unpaid interest; thereafter the notes are redeemable at 100% of the aggregate principal amount plus accrued and unpaid interest. During 2023, $6.9 million of the notes were repurchased in privately negotiated transactions.
Senior Unsecured Notes Issued 2021	614,113	593,113	8.25%	8.65%	April 2026	Prior to April 15, 2024, redeemable at a "make-whole" redemption price, plus accrued and unpaid interest. Thereafter the notes are redeemable at 104.125% of the aggregate principal amount beginning on April 15, 2024 and 100% of the aggregate principal amount beginning on April 15, 2025, plus, in both cases, accrued and unpaid interest. During 2022, $60.9 million of the notes were repurchased in privately negotiated transactions. During 2023, $21.0 million of the notes were repurchased in privately negotiated transactions.
Non-Recourse Mortgage Note - Kansas	150,405	145,510	4.43%	4.75%	January 2040	Redeemable in all or part at any time upon written notice of not less than 30 days and not more than 60 days prior to the date fixed for such prepayment, with a "make-whole" amount, together with interest accrued to, but not including, the redemption date.
Total Fixed Rate Debt	1,168,272	981,691				
Floating Rate:						
Revolving Credit Facility	-	-	-	- [2], [3]	October 2028	
Term Loan	96,250	125,000	8.69%	8.94% [2]	October 2028	
Total Floating Rate Debt	96,250	125,000				
Grand Total Debt	**$ 1,264,522**	**$ 1,106,691**	**7.24%**	**7.61%**	**4.71** [4]	

Debt Maturity Schedule at December 31, 2023:

Year	Total Debt Maturing	% of Debt Maturing	% of Debt Maturing
2024	11,597	1.05%	1.05%
2025	12,073	1.09%	2.14%
2026	608,814	55.01%	57.15%
2027	262,423	23.71%	80.86%
2028	97,995	8.85%	89.72%
Thereafter	113,789	10.28%	100.00%
	$ 1,106,691	100.00%	


Debt Maturity
(in millions)
$800
$600
$400
$200
$0
$12
$12
$609
$262
$98
$114
2024
2025
2026
2027
2028
2029 - 2040

[1] Includes amortization of debt issuance costs.

[2] On October 11 2023, CoreCivic entered into a Fourth Amended and Restated Credit Agreement, or the Bank Credit Facility, in an aggregate principal amount of $400.0 million, consisting of a $125.0 million term loan ("Term Loan") and a $275.0 revolving credit facility. The Company also has $17.9 million of letters of credit outstanding under a sub-facility reducing the available capacity under the revolving credit facility to $257.1 million as of December 31, 2023. Based on the Company's total leverage ratio, interest on loans under our previous Bank Credit Facility through October 10, 2023 were at the Bloomberg Short-Term Bank Yield, or BSBY, rate plus a margin of 3.25%. Based on our total leverage ratio, interest on loans under our New Bank Credit Facility since October 11, 2023 were at the Secured Overnight Financing Rate, or SOFR, rate plus a margin of 3.25%.

[3] The stated and effective interest rate on the revolving credit facility exclude interest associated with the outstanding letters of credit and the unused fees.

[4] Represents the weighted average debt maturity in years.

12 of 22 SELECTED OPERATING RATIOS AND OTHER FINANCIAL DATA (Unaudited and amounts in thousands, except per share amounts) For the Three Months Ended For the Twelve Months Ended December 31, December 31, 2023 2022 2023 2022 COVERAGE RATIOS: Interest coverage ratio (Adjusted EBITDA/Interest incurred) (x)** 4 .7x 4 .3x 4 ..1x 3.6x Fixed charge coverage ratio (Adjusted EBITDA/(Interest incurred + Scheduled prin pmts)) (x)** 4 .7x 4 .0x 3 .8x 3 .2x Secured debt coverage ratio ((Secured debt - cash)/Annualized Adjusted EBITDA) (x)** (0.0)x -(0.2)x (0.0)x -(0.2)x Total debt coverage ratio ((Total debt - cash)/Annualized Adjusted EBITDA) (x)** 2.4x 2.8x 2 .8x 3.2x Accounts receivable turnover (Annualized revenues/Accounts receivable) (x) 6 .3x 6 .0x 6 .1x 5 .9x DEBT/EQUITY RATIOS: Total debt (Total debt - cash)/Total market capitalization 35.9% 43.0% 35.9% 43.0% Total debt(Total debt - cash)/Equity market capitalization 60.1% 83.9% 60.1% 83.9% Total debt ( Total debt - cash)/Book equity capitalization 66.7% 77.8% 66.7% 77.8% Total debt (Total debt - cash)/Gross book value of real estate assets 22.9% 26.2% 22.9% 26.2% RETURN ON INVESTMENT RATIOS: Annualized return on operating real estate investments (Annualized Adjusted EBITDA/Average operating real estate investments (undepreciated book value)*) 8.4% 8.3% 7.3% 7.4% Annualized return on total assets (Annualized Adjusted EBITDA/Average total assets (undepreciated book value)*) 7.1% 6.9% 6.1% 6.1% OVERHEAD RATIOS: Annualized general & administrative expenses (excl. non-recurring costs)/Average total assets (undepreciated book value)* 2.9% 2.7% 2.7% 2.5% General & administrative expenses (excluding non-recurring costs)/Total revenues 7.5% 7.4% 7.2% 6.9% INTEREST EXPENSE, NET: Interest income $ (3,573) $ (3,119) $ (12,305) $ (10,877) Interest incurred 20, 220 21,731 80,819 91,220 Amortization of debt costs 1, 008 1,222 4, 446 5, 643 Capitalized interest - (241) - (1,012) Interest expense, net $ 17, 655 $ 19,593 $ 72, 960 $ 84, 974 DEPRECIATION AND AMORTIZATION: Depreciation and amortization expense on real estate $ 24,870 $ 24,092 $ 98, 076 $ 96, 917 Other depreciation expense 7, 142 7, 312 28, 740 29, 757 Amortization of intangibles 121 284 500 1,232 Depreciation and amortization $ 32, 133 $ 31, 688 $ 127,316 $ 127, 906 *Calculated as a simple average (beginning of period plus end of period divided by 2) **Excludes non-recourse debt and related EBITDA of CoreCivic of Kansas, LLC as it is an Unrestricted Subsidiary as defined under the Revolving Credit Facility.

13 of 22 PARTNER INFORMATION (Unaudited) CONTRACT RETENTION 2019 2020 2021 2022 2023 TOTAL OWNED AND CONTROLLED: # of Contracts up for Renewal 43 43 35 21 34 176 # of Contracts Retained 40 40 33 20 34 167 Retention Rate 93.0% 93.0% 94.3% 95.2% 100.0% 94.9% TOP TEN PARTNERS Percentage of Revenue for the Twelve Months Ended December 31, 2023 (Revenue Percentages and Amounts are Inclusive of all Contracts with Respective Partners) United States Immigration and Customs Enforcement - $565,457 30% United States Marshals - $400,395 21% Tennessee - $190,811 10% Arizona - $135,760 7% Georgia - $105,583 6% Colorado - $65,920 3% Ohio - $58,014 3% California - $36,754 2% Oklahoma - $30,970 2% Kentucky - $29,991 2% Other 14% 0% 5% 10% 15% 20% 25% 30% 35% Our contract renewal rate excludes contracts that have reached a final termination date and contracts the Company has unilaterally chosen to exit.

14 of 22

FACILITY PORTFOLIO

Facility Name	Year Constructed/ Acquired (A)	Primary Customer	Design Capacity (B)	Security Level	Facility Type (C)	Term	Remaining Renewal Options (D)	Compensated Occupancy % for the Quarter ended 12/31/23
CoreCivic Safety Facilities:								
Safety- Owned and Managed:								
Central Arizona Florence Correctional Complex Florence, Arizona	1994, 1998, 1999, 2004	USMS	4,128	Multi	Detention	Sep-28	-	94.93%
Eloy Detention Center Eloy, Arizona	1995, 1996	ICE	1,500	Medium	Detention	Jun-28	Indefinite	93.48%
La Palma Correctional Center Eloy, Arizona	2008	State of Arizona	3,060	Multi	Correctional	Apr-27	(1) 5 year	79.58%
Red Rock Correctional Center (E) Eloy, Arizona	2006, 2016	State of Arizona	2,024	Medium	Correctional	Jul-26	(2) 5 year	97.34%
Saguaro Correctional Facility Eloy, Arizona	2007	State of Hawaii	1,896	Multi	Correctional	Jul-24	(2) 1 year	79.43%
Leo Chesney Correctional Center Live Oak, California	1989	-	240	-	-	-	-	0.00%
Otay Mesa Detention Center San Diego, California	2015, 2019	ICE	1,994	Minimum/ Medium	Detention	Dec-24	(2) 5 year	79.79%
Bent County Correctional Facility Las Animas, Colorado	1992, 1997, 2008	State of Colorado	1,420	Medium	Correctional	Jun-24	(2) 1 year	96.66%
Crowley County Correctional Facility Olney Springs, Colorado	2003, 2004	State of Colorado	1,794	Medium	Correctional	Jun-24	(2) 1 year	78.82%
Huerfano County Correctional Center Walsenburg, Colorado	1997	-	752	Medium	Correctional	-	-	0.00%
Kit Carson Correctional Center Burlington, Colorado	1998, 2008	-	1,488	Medium	Correctional	-	-	0.00%
Coffee Correctional Facility (F) Nicholls, Georgia	1998, 1999, 2010	State of Georgia	2,312	Medium	Correctional	Jun-24	(10) 1 year	106.80%
Jenkins Correctional Center (F) Millen, Georgia	2012	State of Georgia	1,124	Medium	Correctional	Jun-24	(11) 1 year	102.25%
Stewart Detention Center Lumpkin, Georgia	2004	ICE	1,752	Medium	Detention	Indefinite	-	91.32%
Wheeler Correctional Facility (F) Alamo, Georgia	1998, 1999, 2010	State of Georgia	2,312	Medium	Correctional	Jun-24	(10) 1 year	106.54%
Midwest Regional Reception Center Leavenworth, Kansas	1992, 2000, 2004, 2008	-	1,033	Multi	Detention	-	-	0.00%

15 of 22

FACILITY PORTFOLIO

Facility Name	Year Constructed/ Acquired (A)	Primary Customer	Design Capacity (B)	Security Level	Facility Type (C)	Term	Remaining Renewal Options (D)	Compensated Occupancy % for the Quarter ended 12/31/23
Lee Adjustment Center Beattyville, Kentucky	1998	Commonwealth of Kentucky	816	Multi	Correctional	Jun-25	(3) 2 year	101.19%
Marion Adjustment Center St. Mary, Kentucky	1998	-	826	Minimum/ Medium	Correctional	-	-	0.00%
Prairie Correctional Facility Appleton, Minnesota	1991	-	1,600	Medium	Correctional	-	-	0.00%
Adams County Correctional Center Adams County, Mississippi	2008	ICE	2,232	Medium	Detention	Aug-24	Indefinite	78.26%
Tallahatchie County Correctional Facility (G) Tutwiler, Mississippi	2000, 2007, 2008	USMS	2,672	Multi	Correctional	Jun-24	Indefinite	36.80%
Crossroads Correctional Center (H) Shelby, Montana	1999	State of Montana	664	Multi	Correctional	Jun-25	(2) 2 year	114.48%
Nevada Southern Detention Center Pahrump, Nevada	2010	USMS	1,072	Medium	Detention	Sep-25	(1) 5 year	70.31%
Elizabeth Detention Center Elizabeth, New Jersey	1963	ICE	300	Minimum	Detention	Feb-24	(1) 6 month	95.00%
Cibola County Corrections Center Milan, New Mexico	1994, 1999	USMS	1,129	Medium	Detention	Indefinite	-	70.48%
Torrance County Detention Facility Estancia, New Mexico	1990, 1997	ICE	910	Multi	Detention	May-24	Indefinite	60.16%
Lake Erie Correctional Institution (I) Conneaut, Ohio	2011	State of Ohio	1,798	Medium	Correctional	Jun-32	Indefinite	96.81%
Northeast Ohio Correctional Center Youngstown, Ohio	1997	State of Ohio	2,016	Medium	Correctional	Jun-24	Indefinite	80.24%
Cimarron Correctional Facility Cushing, Oklahoma	1997, 2008	USMS	1,600	Multi	Detention	Sep-25	Indefinite	57.27%
Diamondback Correctional Facility Watonga, Oklahoma	1998, 2000	-	2,160	Multi	Correctional	-	-	0.00%
Trousdale Turner Correctional Center Hartsville, Tennessee	2015	State of Tennessee	2,552	Multi	Correctional	Jun-26	-	79.67%

16 of 22

FACILITY PORTFOLIO

Facility Name	Year Constructed/ Acquired (A)	Primary Customer	Design Capacity (B)	Security Level	Facility Type (C)	Term	Remaining Renewal Options (D)	Compensated Occupancy % for the Quarter ended 12/31/23
West Tennessee Detention Facility Mason, Tennessee	1990, 1996	-	600	Multi	Detention	-	-	0.00%
Whiteville Correctional Facility (J) Whiteville, Tennessee	1998	State of Tennessee	1,536	Medium	Correctional	Jun-26	-	97.66%
Eden Detention Center Eden, Texas	1995	USMS	1,422	Medium	Detention	Indefinite	-	87.76%
Houston Processing Center Houston, Texas	1984, 2005	ICE	1,000	Medium	Detention	Aug-24	(6) 1 year	84.24%
Laredo Processing Center Laredo, Texas	1985, 1990	ICE	258	Minimum/ Medium	Detention	Feb-24	Indefinite	113.78%
South Texas Family Residential Center Dilley, Texas	2014	ICE	2,400	-	Residential	Sep-26	Indefinite	100.00%
T. Don Hutto Residential Center Taylor, Texas	1997	ICE	512	Medium	Detention	Jul-24	(6) 1 year	90.09%
Webb County Detention Center Laredo, Texas	1998	ICE	480	Medium	Detention	Feb-24	Indefinite	68.53%
Safety- Managed Only:								
Citrus County Detention Facility Lecanto, Florida	1992, 2007	Citrus County, FL	760	Multi	Detention	Sep-30	(2) 5 year	86.03%
Lake City Correctional Facility Lake City, Florida	1997, 2005	State of Florida	893	Medium	Correctional	Jun-24	Indefinite	96.01%
Hardeman County Correctional Facility Whiteville, Tennessee	1997	State of Tennessee	2,016	Medium	Correctional	Jun-25	(1) 2 year	97.67%
South Central Correctional Center Clifton, Tennessee	1992, 1994, 1995, 2005	State of Tennessee	1,676	Medium	Correctional	Jun-25	-	89.98%
Total design capacity for CoreCivic Safety Facilities (43 Facilities)			64,729					74.7%

17 of 22

FACILITY PORTFOLIO

Facility Name	Year Constructed/ Acquired (A)	Primary Customer	Design Capacity (B)	Security Level	Facility Type (C)	Term	Remaining Renewal Options (D)	Compensated Occupancy % for the Quarter ended 12/31/23
CoreCivic Community Facilities:								
CAI Boston Avenue San Diego, California	2013	State of California	120	-	Community Corrections	Jun-24	-	86.71%
CAI Ocean View San Diego, California	2013	BOP	483	-	Community Corrections	Aug-24	(2) 1 year	74.21%
Adams Transitional Center Denver, Colorado	2017	Adams County	102	-	Community Corrections	Jun-24	Indefinite	84.86%
Arapahoe Community Treatment Center Englewood, Colorado	2017	Arapahoe County	135	-	Community Corrections	Jun-24	-	56.47%
Centennial Community Transition Center Englewood, Colorado	2016	Arapahoe County	107	-	Community Corrections	Jun-24	-	73.25%
Columbine Facility Denver, Colorado	2016	-	60	-	Community Corrections	-	-	0.00%
Commerce Transitional Center Commerce City, Colorado	2017	Adams County	136	-	Community Corrections	Jun-24	Indefinite	68.05%
Dahlia Facility (K) Denver, Colorado	2016	Denver County	120	-	Community Corrections	Jun-24	-	69.94%
Longmont Community Treatment Center Longmont, Colorado	2016	Boulder County	69	-	Community Corrections	Jun-24	(1) 6 month	84.26%
South Raleigh Reentry Center Raleigh, North Carolina	2019	BOP	60	-	Community Corrections	Sep-24	(3) 1 year	137.97%
Oklahoma Reentry Opportunity Center Oklahoma City, Oklahoma	2015	BOP	494	-	Community Corrections	Jan-25	(1) 1 year	20.17%

18 of 22

FACILITY PORTFOLIO

Facility Name	Year Constructed/ Acquired (A)	Primary Customer	Design Capacity (B)	Security Level	Facility Type (C)	Term	Remaining Renewal Options (D)	Compensated Occupancy % for the Quarter ended 12/31/23
Tulsa Transitional Center Tulsa, Oklahoma	2015	-	390	-	Community Corrections	-	-	0.00%
Turley Residential Center Tulsa, Oklahoma	2015	BOP	289	-	Community Corrections	Jan-25	(1) 1 year	25.09%
Austin Residential Reentry Center Del Valle, Texas	2015	BOP	116	-	Community Corrections	Aug-24	-	86.83%
Austin Transitional Center Del Valle, Texas	2015	State of Texas	460	-	Community Corrections	Aug-25	(3) 1 year	79.92%
Corpus Christi Transitional Center Corpus Christi, Texas	2015	State of Texas	160	-	Community Corrections	Aug-25	(1) 2 year	82.92%
Dallas Transitional Center Hutchins, Texas	2015	State of Texas	300	-	Community Corrections	Aug-25	(3) 1 year	89.08%
El Paso Multi-Use Facility El Paso, Texas	2015	State of Texas	360	-	Community Corrections	Aug-25	(3) 1 year	77.55%
El Paso Transitional Center El Paso, Texas	2015	State of Texas	224	-	Community Corrections	Aug-25	(3) 1 year	85.40%
Fort Worth Transitional Center Fort Worth, Texas	2015	State of Texas	248	-	Community Corrections	Aug-25	(3) 1 year	79.19%
Ghent Residential Reentry Center Norfolk, Virginia	2019	BOP	36		Community Corrections	Aug-24	(3) 1 year	163.53%
James River Residential Reentry Center Newport News, Virginia	2019	BOP	84		Community Corrections	Aug-24	(3) 1 year	115.93%

19 of 22 FACILITY PORTFOLIO Compensated Year Remaining Occupancy % Constructed/ Design Facility Renewal for the Quarter Facility Name Acquired (A) Primary Customer Capacity (B) Security Level Type (C) Term Options (D) ended 12/31/23 Community (2) 1 year and Cheyenne Transitional Center 2015 State of Wyoming 116 - Corrections Jun-24 (1) 1 year 77.24% Cheyenne, Wyoming Total design capacity for CoreCivic Community (23 Facilities) 4,669 63.7% Total Design Capacity for all Facilities as of December 31, 2023 69,398 74.0% Less Idle Facilities (10 Facilities) (9,149) 0.0% Total Facilities, Excluding Idle Facilities 60,249 85.2% Safety and Community 80,000 Occupancy and Average Daily Population 70,000 60,000 82.8% 82.9% 82.7% 79.4% 79.0% 50,000 74.9% 74.0% 72.5% 40,000 72.1% 72.0% 71.6% 71.6% 71.1% 70.9% 70.6% 70.3% 70.1% 70.1% 69.9% 69.5% 30,000 20,000 10,000 0 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Average Number Average Daily Population Occupancy of Beds Available Rate

FACILITY PORTFOLIO

20 of 22

Property Name	Year Constructed/ Acquired (A)	Primary Customer	Design Capacity (B)	Square Footage	Property Type (C)	Tenant Lease Expiration	Remaining Renewal Options (D)
CoreCivic Properties:							
California City Correctional Center (L) California City, California	1999	State of California	2,560	522,000	Correctional	Mar-24	NA
Lansing Correctional Facility Lansing, Kansas	2020	State of Kansas	2,432	401,000	Correctional	Jan-40	NA
Southeast Correctional Complex (M) Wheelwright, Kentucky	1998	Commonwealth of Kentucky	656	127,000	Correctional	Jun-30	(5) 2 year
Northwest New Mexico Correctional Center Grants, New Mexico	1989, 2000	State of New Mexico	596	188,000	Correctional	Oct-24	(6) 3 year
Allen Gamble Correctional Center Holdenville, Oklahoma	1996, 2008	State of Oklahoma	1,670	289,000	Correctional	Jun-29	Indefinite
North Fork Correctional Facility Sayre, Oklahoma	1998, 2007	-	2,400	466,000	Correctional	-	-
Total Design Capacity and Square Footage of Leased Properties (6 Properties)			10,314	1,993,000			

(A) The year constructed/acquired represents the initial date of acquisition or completion of construction of the facility, as well as significant additions to the facility that occurred at a later date.

(B) Design capacity measures the number of beds, and accordingly, the number of offenders each facility is designed to accommodate. Facilities housing detainees on a short-term basis may exceed the original intended design capacity due to the lower level of services required by detainees in custody for a brief period. From time to time, we may evaluate the design capacity of our facilities based on the customers using the facilities, and the ability to reconfigure space with minimal capital outlays.

(C) We manage numerous facilities that have more than a single function (i.e., housing both long-term sentenced adult prisoners and pre-trial detainees). The primary functional categories into which facility types are identified were determined by the relative size of offender populations in a particular facility on December 31, 2023. If, for example, a 1,000-bed facility cared for 900 adult offenders with sentences in excess of one year and 100 pre-trial detainees, the primary functional category to which it would be assigned would be that of correctional facilities and not detention facilities. It should be understood that the primary functional category to which multi-user facilities are assigned may change from time to time.

(D) Remaining renewal options represents the number of renewal options, if applicable, and the remaining term of each option renewal.

21 of 22 FACILITY PORTFOLIO (E) Pursuant to the terms of a contract awarded by the state of Arizona in September 2012, the state of Arizona has an option to purchase the Red Rock facility at any time during the term of the contract, including extension options, based on an amortization schedule starting with the fair market value and decreasing evenly to zero over the twenty year term. (F) The facility is subject to a purchase option held by the Georgia Department of Corrections, or GDOC, which grants the GDOC the right to purchase the facility for the lesser of the facility's depreciated book value, as defined, or fair market value at any time during the term of the contract between us and the GDOC. (G) The facility is subject to a purchase option held by the Tallahatchie County Correctional Authority which grants Tallahatchie County Correctional Authority the right to purchase the facility at any time during the contract at a price generally equal to the cost of the premises less an allowance for amortization originally over a 20 year period. The amortization period was extended through 2050 in connection with an expansion completed during the fourth quarter of 2007. (H) The state of Montana has an option to purchase the facility generally at any time during the term of the contract with us at fair market value, as defined. (I) The state of Ohio has the irrevocable right to repurchase the facility before we may resell the facility to a third party, or if we become insolvent or are unable to meet our obligations under the management contract with the state of Ohio, at a price generally equal to the fair market value, as defined in the Real Estate Purchase Agreement. (J) The state of Tennessee has the option to purchase the facility in the event of our bankruptcy, or upon an operational or financial breach, as defined, at a price equal to the book value, as defined. (K) We closed on the sale of this property in January 2024. (L) On December 6, 2022, we received notice from the California Department of Corrections and Rehabilitation, or CDCR, of its intent to terminate the lease agreement for the facility by March 31, 2024, due to the state's declining inmate population. (M) The Commonwealth of Kentucky has an option to purchase the facility at any time during the term of the lease with us at a price equal to the fair market value of the property.

22 of 22 ANALYST COVERAGE Analyst Phone Number Email Address Report Link Equity Research Coverage: Noble Financial Joe Gomes (561) 999-2262 jgomes@noblecapitalmarkets.com https://www.channelchek.com/company/CXW Zacks Investment Research, Inc. M. Marin (312) 265-9211 mmarin@zacks.com https://scr.zacks.com Wedbush Henry Coffey (212) 833-1382 Henry.Coffey@wedbush.com Northland Capital Markets Greg Gibas (612) 460-4809 GGibas@northlandcapitalmarkets.com Debt Research Coverage: Imperial Capital Kirk Ludtke (203) 428-3311 kludtke@imperialcapital.com Industry Research Coverage: Compass Point Research & Trading, LLC Ed Groshans (202) 548-8351 EGroshans@compasspointllc.com Any opinions, estimates and/or forecasts regarding the Company’s performance made by the analysts listed above are theirs alone and do not necessarily represent the opinions, forecasts or predictions of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations and the Company has not undertaken to verify any of the information provided by such analysts or agencies.